UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

JANUS HENDERSON GROUP PLC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Online Go to www.investorvote.com/JHG or scan the QR code – login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 p.m. MDT on May 28, 2026 (9:00 a.m. EDT on May 27, 2026, for participants in the Janus Henderson Group plc 401(k) Plan). Annual General Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Janus Henderson Group plc Annual General Meeting of Shareholders to be Held on May 29, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2026 Annual General Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the 2026 Annual General Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2026 Proxy Statement and 2025 Annual Report to shareholders are available at: www.investorvote.com/JHG Step 1: Go to www.investorvote.com/JHG. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Easy Online Access – View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 19, 2026, to facilitate timely delivery.

The Janus Henderson Group plc Annual General Meeting of Shareholders will be held on May 29, 2026, at 151 Detroit Street, Denver, CO 80206, at 9:00 a.m. MDT. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR Proposals 1-5: 1. Election of Directors: 01 - Brian Baldwin 02 - John Cassaday 03 - Kalpana Desai 04 - Ali Dibadj 05 - Kevin Dolan 06 - Eugene Flood Jr. 07 - Josh Frank 08 - Alison Quirk 09 - Leslie F. Seidman 10 - Angela Seymour-Jackson 11 - Anne Sheehan 2. Approval to Increase the Cap on Aggregate Annual Compensation for Non-Executive Directors. 3. Advisory Say-on-Pay Vote on Executive Compensation. 4. Renewal of the Board’s Authority to Repurchase Common Stock. 5. Reappointment and Remuneration of Auditors. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Annual General Meeting Notice Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. – Internet – Go to www.investorvote.com/JHG – Phone – Call us free of charge at 1-866-641-4276. – Email – Send an email to investorvote@computershare.com with “Proxy Materials Janus Henderson Group plc” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 19, 2026.